EXHIBIT 10.1

                          SECOND AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 31st day of July, 1998, by and among MASTEC, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries and members of the MasTec International Group) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A., CREDITANSTALT CORPORATE FINANCE, INC., FIRST UNION NATIONAL BANK OF FLORIDA, SCOTIABANC INC., THE FUJI BANK AND TRUST COMPANY, COMERICA BANK and LTCB TRUST COMPANY (collectively, the "Banks") and BANKBOSTON, N.A. as agent (the "Agent") for the Banks.

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of June 9, 1997, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 1998 (as the same may be further amended and in effect from time to time the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Parent has informed the Banks that G.J.S. Construction Company has merged into Shanco Corporation;

         WHEREAS, the Parent has requested that the Banks consent to make effective the provisions of ss.7.3(e)(ii) of the Credit Agreement, and the Banks are willing to consent to make effective the provisions of ss.7.3(e)(ii) of the Credit Agreement on the terms set forth herein;

         WHEREAS, the Parent has requested certain revisions to the Credit Agreement and the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2. ADDITION OF CREDITANSTALT CORPORATE FINANCE, INC. PURSUANT TO THAT CERTAIN ASSIGNMENT AND ACCEPTANCE DATED AS OF APRIL 1, 1998, BY AND BETWEEN CREDITANSTALT AG (F/K/A CREDITANSTALT-BANKVEREIN) AND CREDITANSTALT CORPORATE FINANCE, INC. ("CCFI"), AS OF SUCH DATE CCFI ACCEPTED AND ASSUMED THE RIGHTS AND OBLIGATIONS OF A BANK UNDER THE CREDIT AGREEMENT.

         3. AMENDMENT TO /SECTION/1 OF THE CREDIT AGREEMENT. Effective as of July 9, 1998, ss.1 of the Credit Agreement is hereby amended by deleting the definition of "Commitment Percentage" in its entirety and substituting in place thereof the following new definition:


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                  "COMMITMENT PERCENTAGE. With respect to each Bank, the
         percentage set forth beside its name below (subject to adjustment upon any assignments pursuant to /section/17):

                         BANK                               PERCENTAGE
                         ----                               ----------

                         BKB                                21.6000%
                         First Union                        20.0000%
                         Comerica                           13.6000%
                         LTCB                               13.6000%
                         Creditanstalt Corporate
                           Finance, Inc.                    10.4000%
                         Fuji                               10.4000%
                         SBI                                10.4000%."

         4. AMENDMENT TO /SECTION/7.3 OF THE CREDIT AGREEMENT. Section 7.3 of the Credit Agreement is hereby amended by deleting clause (e)(ii) thereof in its entirety and substituting in place thereof the following new clause (e)(ii):

                  "(ii) (A) 50% of net cash proceeds received in connection with the issuance by the Parent of the Senior Subordinated Notes due February 1, 2008."

         5. AMENDMENT TO /SECTION/8.1 OF THE CREDIT AGREEMENT. Section 8.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in place thereof the following new clause (b):

         "(b) the ratio of (i) Funded Debt to (ii) EBITDA for the period of four
         (4) consecutive fiscal quarters ending on such date shall not exceed the ratio set forth opposite such date below:

                                   DATE                         RATIO
                     --------------------------------- ------------------------
                              June 30, 1998                    4.50:1
                            September 30, 1998                 4.50:1
                            December 31, 1998                  4.00:1
                              March 31, 1999                   3.50:1
                              June 30, 1999                    3.25:1
                          September 30, 1999 and               3.00:1
                                thereafter                                    ."

         6. AMENDMENT TO /SECTION/8.3 OF THE CREDIT AGREEMENT. Section 8.3 of the Credit Agreement is hereby amended by deleting /section/8.3 in its entirety and substituting in place thereof the following new /section/8.3:

                  "/SECTION/8.3 INTEREST COVERAGE RATIO. As of the end of any fiscal quarter of the Borrowers commencing with the fiscal quarter ending March 31, 1997, the ratio of (a) EBIT for the period of four (4) consecutive fiscal quarters ending on such date to (b) Consolidated Total Interest Expense for such period shall not be less than the ratio set forth opposite such date below:

                                   DATE                         RATIO
                     --------------------------------- ------------------------
                              June 30, 1998                    3.50:1
                            September 30, 1998                 2.50:1
                            December 31, 1998                  2.50:1
                              March 31, 1999                   2.75:1
                              June 30, 1999                    3.00:1
                            September 30, 1999                 3.25:1
                            December 31, 1999                  3.50:1
                                Thereafter                     4.00:1
                                                                              ."

         7. AMENDMENT TO /SECTION/8.4 OF THE CREDIT AGREEMENT. Section 8.4 of the Credit Agreement is hereby amended by deleting /section/8.4 in its entirety and substituting in place thereof the following new /section/8.4:


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         "/SECTION/8.4  [This section intentionally omitted.]"

         8. AMENDMENT FEE. Each Bank which executed and delivered its signature pages by 5:00 p.m. July 31, 1998 by facsimile (to be followed by originals) shall receive from the Parent an amendment fee equal to 0.05% of such Bank's Commitment payable to such Bank for its own account.

         9. EFFECTIVENESS. This Second Amendment shall be effective as of the date hereof, subject to the receipt by the Agent of this Second Amendment duly and properly authorized, executed and delivered by the respective parties hereto. This Second Amendment shall become effective upon satisfaction of each of the following conditions:

                  (a) This Second Amendment shall have been executed and delivered by the respective parties hereto;

                  (b) The Borrowers shall have executed and delivered an affidavit regarding the execution of the Second Amendment outside of the State of Florida; and

                  (c) Shanco Corporation shall have delivered to the Agent copies of its certificate and/or plan of merger filed with its charter or other incorporation documents, certified by the Secretary of State of its jurisdictions of incorporation;

         PROVIDED, however, that as of the Effective Date /section/2 of this Second Amendment shall be deemed to have been effective as of April 1, 1998 and /section/3 of this Second Amendment shall be deemed to have been effective as of July 9, 1998.

         10. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants as follows:

                  (a) The execution, delivery and performance of each of this Second Amendment and the transactions contemplated hereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower,
         (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

                  (b) This Second Amendment and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution, delivery and performance of this Second Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

                  (d) The representations and warranties contained in /section/5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.


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                  (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         11. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

         12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         13. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.



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         IN WITNESS WHEREOF, each of the undersigned have duly executed this
Second Amendment under seal as of the date first set forth above.

                                    THE BORROWERS:

                                    MASTEC, INC.

                                    By:___________________________________
                                        Name:

                                        Title:

                       [SIGNATURES CONTINUED ON NEXT PAGE]



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                                    B & D CONTRACTORS OF SHELBY, INC.
                                    BURNUP & SIMS OF TEXAS, INC.
                                    HARRISON-WRIGHT CO., INC.
                                    UTILITY PRECAST, INC.
                                    BURNUP & SIMS TELCOM OF FLORIDA, INC.
                                    CHURCH & TOWER ENVIRONMENTAL, INC.
                                    CHURCH & TOWER FIBER TEL, INC.
                                    CHURCH & TOWER, INC.
                                    CHURCH & TOWER OF FLORIDA, INC.
                                    CHURCH & TOWER OF TN, INC.
                                    DESIGNED TRAFFIC INSTALLATION CO.
                                    GDSI, INC.
                                    KENNEDY CABLE CONSTRUCTION, INC.
                                    LATLINK CORPORATION
                                    LATLINK ARGENTINA, INC.
                                    MASTEC COMTEC OF CALIFORNIA, INC.
                                    MASTEC COMTEC OF THE CAROLINAS, INC.
                                    MASTEC TECHNOLOGIES, INC.
                                    MASTEC TELEPORT, INC.
                                    R.D. MOODY & ASSOCIATES, INC.
                                    R.D. MOODY AND ASSOCIATES, INC. OF VIRGINIA
                                    SHANCO CORPORATION
                                    UTILITY LINE MAINTENANCE, INC.
                                    AIDCO, INC.
                                    AIDCO SYSTEMS, INC.
                                    E. L. DALTON & COMPANY, INC.
                                    NORTHLAND CONTRACTING, INC.
                                    WILDE CONSTRUCTION, INC.
                                    WILDE OPTICAL SERVICE, INC.
                                    TELE-COMMUNICATIONS CORPORATION OF VIRGINIA
                                    WILDE ACQUISITION CO., INC.
                                    WILDE HOLDING CO., INC.
                                    WEEKS CONSTRUCTION COMPANY
                                    C & S DIRECTIONAL BORING, INC.
                                    LESSARD-NYREN UTILITIES, INC.
                                    LNU, INC.
                                    S.S.S. CONSTRUCTION, INC.
                                    CONTRACT MANAGEMENT AND ASSISTANCE CORP.
                                    ELECTRONIC EQUIPMENT ANALYZERS, INC.
                                    COTTON & TAYLOR
                                    STACKHOUSE CORP.

                                    By:___________________________________
                                        Name:
                                        Title:



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


                                    THE BANKS:

                                    CREDITANSTALT CORPORATE FINANCE, INC.

                                    By:___________________________________
                                        Name:
                                        Title:

                                    By:___________________________________
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK OF FLORIDA

                                    By:___________________________________
                                        Name:
                                        Title:

                                    SCOTIABANC INC.

                                    By:___________________________________
                                        Name:
                                        Title:

                                    THE FUJI BANK AND TRUST COMPANY

                                    By:___________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK

                                    By:___________________________________
                                        Name:
                                        Title:



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                                    LTCB TRUST COMPANY

                                    By:___________________________________
                                        Name:
                                        Title:

                                    BANKBOSTON, N.A.,

                                      INDIVIDUALLY AND AS AGENT

                                    By:___________________________________
                                        Name:
                                        Title:



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